UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2026

Paramount Skydance Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42791	99-3917985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	PSKY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 under the header “Background” and “Equity Syndication” of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 7, 2026, Paramount Skydance Corporation (“PSKY”) filed a Certificate of Amendment (the “Certificate of Amendment”) to PSKY’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to (i) increase the number of authorized shares of PSKY Class B Common Stock from 5,500,000,000 to 7,000,000,000 shares and (ii) permit the PSKY Board of Directors (the “PSKY Board”) to declare and pay a dividend to the holders of PSKY Class B Common Stock without being required to declare and pay a corresponding dividend to the holders of PSKY Class A Common Stock, subject to the prior written consent or approval of the holders of all of the outstanding shares of PSKY Class A Common Stock. The PSKY Board and the Class A stockholders of PSKY previously approved the Certificate of Amendment. The Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

Item 8.01	Other Events.

Background

On February 27, 2026, PSKY and Warner Bros. Discovery, Inc. (“WBD”) entered into a merger agreement (the “Merger Agreement”) providing for the acquisition by PSKY of WBD for $31 per share in cash, plus, if applicable, a ticking fee. Concurrently with the execution of the Merger Agreement, The Lawrence J. Ellison Revocable Trust, u/a/d 1/22/88, as amended (the “Trust”), and Mr. Lawrence J. Ellison (together with the Trust, the “Ellison Parties”) entered into a Guarantee in favor of WBD (the “Ellison Guarantee”), to jointly and severally guarantee the payment of (i) the Netflix Termination Fee, (ii) the Amended Notes Payment Amount, (iii) the $45,720,000,000 equity funding of the Merger Consideration, plus the Contingent Equity Amount (each of the foregoing as defined in the Merger Agreement) (to the extent applicable), (iv) all damages payable by PSKY, Merger Sub (as defined in the Merger Agreement) or the Ellison Parties due to a breach of the Merger Agreement or the Subscription Agreement (as defined below) with the Ellison Parties or the fraud of PSKY, Merger Sub or the Ellison Parties with respect to the Merger Agreement or the Trust’s Subscription Agreement (as defined below), (v) the Regulatory Termination Fee (as defined in the Merger Agreement) and (vi) certain other costs and expenses payable under the Merger Agreement.

In addition, concurrently with the execution of the Merger Agreement, each of (i) the Ellison Parties and (ii) RedBird Capital Partners Fund IV (Master), L.P. (“RedBird” and, together with the Trust, the “Equity Investors”) entered into subscription agreements (collectively, the “Subscription Agreements”) providing for a private placement investment in PSKY Class B Common Stock (the “PIPE Investments”) at a price of $16.02 per share, for an aggregate amount of up to $46,720,000,000 from the Trust (such amount, together with any Ticking Consideration (as defined in the Merger Agreement), plus any Contingent Equity Amount, and plus any Amended Notes Payment Amount, the “Ellison Commitment”) and $250,000,000 from RedBird (the “RedBird Commitment” and together with the Ellison Commitment, the “Commitments”), pursuant to the terms of the Subscription Agreements. The terms of the PIPE Investments were negotiated on behalf of PSKY by a special committee (the “PSKY Special Committee”) of the PSKY Board, advised by independent financial and legal advisors, and the PIPE Investments were anticipated to be accompanied by a registered public offering to certain non-affiliated stockholders of PSKY of rights to subscribe for PSKY Class B Common Stock at $16.02 per share (the “Rights Offering”).

The shares of PSKY Class B Common Stock to be issued in connection with the PIPE Investments are expected to be issued in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Equity Syndication

The Equity Investors have determined, as permitted under the Subscription Agreements, to assign (the “Syndication Assignments”) their rights to subscribe for shares under the Subscription Agreements (such assignments, the “Equity Syndication” and any such assignee, an “Equity Syndication Party”) to the Equity Syndication Parties. In connection with the closing under the Merger Agreement, PSKY will issue to each Equity Syndication Party a number of newly issued shares (or securities convertible into shares) of PSKY Class B Common Stock equal to (i) the dollar amount of the Commitments assigned to it divided by (ii) the Syndication Purchase Price (described below).

The aggregate allocations under the Syndication Assignments total to the full amount of the Commitments under the Subscription Agreements. The Equity Syndication Parties are composed of affiliates of the Ellison Parties and RedBird as well as the following large, well-capitalized institutional investors: The Public Investment Fund, L’Imad 1st SPV 2 Exempt RSC LTD (an investment vehicle of L’imad Holding, an Abu Dhabi sovereign wealth fund), QIA TMT Holding LLC (an investment vehicle of the Qatar Investment Authority), and LionTree Investment Fund, L.P. The PSKY shares to be issued in the Equity Syndication are non-voting. After giving effect to the closing of the Equity Syndication in connection with the closing under the Merger Agreement, the Ellison family and RedBird together will continue to hold the largest equity stake in PSKY and will continue to be the sole owners of PSKY Class A Common Stock, representing 100% of the voting shares of PSKY. The Syndication Assignments comply with all requirements of the Subscription Agreements, are structured to comply with all applicable U.S. regulatory requirements (including FCC requirements), and will not impact the timing or likelihood of closing under the Merger Agreement, which remains subject solely to the conditions set forth in the Merger Agreement.

PSKY believes the successful Equity Syndication is an important milestone in the WBD transaction process, and that the resulting diversification of its shareholder base, the potential for strategic and commercial opportunities with the various Equity Syndication Parties, and the value of the Warrants described below, enhance long-term shareholder value. PSKY also believes the Warrants support its longer term objective of a wider and deeper public float.

The Ellison Guarantee and the Subscription Agreements remain in full force and effect on their original terms. The Syndication Assignments do not relieve the Equity Investors of their obligations under the Subscription Agreements or the Ellison Guarantee. To the extent that any Equity Syndication Party does not perform under its Syndication Assignment, the obligation of the Equity Investors to fund the related amount of the Commitments would continue to be required under the Subscription Agreements and the Ellison Guarantee.

PSKY Warrants

To procure PSKY’s participation in the Equity Syndication, the Equity Investors engaged in further negotiations with the PSKY Special Committee and its independent advisors to set the subscription price for the Equity Syndication in light of current market conditions and to authorize the issuance of shares (or securities convertible into shares) of PSKY Class B Common Stock to the Equity Syndication Parties. Following such negotiations, the PSKY Special Committee recommended to the PSKY Board, and the PSKY Board approved, the following terms for the Equity Syndication:

(i)	the purchase price per share for each share issued in the Equity Syndication will equal the 20-trading-day average of the daily volume-weighted average price of PSKY Class B Common Stock, determined as of the third business day prior to the closing of the WBD merger, subject to a ceiling of $16.02 per share and a floor of $12.00 per share (such price, the “Syndication Purchase Price”); and

(ii)	each holder of PSKY Class B Common Stock, excluding any Equity Investor or affiliate of an Equity Investor, as of a record date to be determined, will be issued one warrant (“Warrant”) for each share of PSKY Class B Common Stock that it holds.

Each Warrant initially will entitle the holder to purchase one share of PSKY Class B Common Stock at an initial exercise price per share equal to the Syndication Purchase Price, with the warrant entitlement and exercise price subject to customary anti-dilution adjustments and fundamental change make-whole adjustments. The Warrants will have an expiration date of ten (10) years from the date of issuance, and may be exercised at any time prior to the expiration of the Warrants. The Warrants will be distributed to the holders without payment of any consideration. PSKY intends to apply to list the Warrants for trading on Nasdaq, subject to applicable approvals, and the Warrants will trade separately from the PSKY Class B Common Stock.

In addition, beginning on the third anniversary of issuance, PSKY may call the Warrants if the closing price of PSKY Class B Common Stock equals or exceeds $30.00 for at least 20 trading days during any 30 consecutive trading day period, in each case subject to the terms and conditions to be set forth in the definitive documentation.

As a result of the new terms for the Equity Syndication, the previously planned Rights Offering at $16.02 per share will not occur. For shareholders, PSKY believes that the warrant dividend offers greater and more tangible value to shareholders than the previous plan of a rights offering.

* * *

The foregoing is a general summary of the Warrants and the Equity Syndication. The Warrants will be governed by a warrant agreement that we expect to file with the Securities and Exchange Commission (“SEC”) by the issuance date of the Warrants. The warrant agreement will contain additional detail on Warrant holders’ rights to exercise, potential future adjustments to the Warrants, consequences to exercise if a registration statement covering such exercise is not available and other matters.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Note Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding the potential acquisition of WBD. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of PSKY or WBD. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearances under applicable antitrust or regulatory laws will not be obtained; uncertainty as to the percentage of WBD stockholders that will vote to approve the proposed transaction at the applicable WBD stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of PSKY or WBD during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of stockholder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; potential dilution as a result of the issuance of shares in the PIPE Investment, the Rights Offering and the Warrants; risks related to PSKY’s streaming business; the adverse impact on PSKY’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to PSKY’s decisions to invest in new businesses, products, services and technologies, and the evolution of PSKY’s business strategy; the potential for loss of carriage or other reduction in, or the impact of negotiations for, the distribution of PSKY’s content; damage to PSKY’s reputation or brands; losses due to asset impairment charges for goodwill, content and long-lived assets, including finite-lived intangible assets; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; challenges in protecting and maintaining PSKY’s intellectual property rights; domestic and global political, economic and regulatory factors affecting PSKY’s businesses generally; the inability to hire or retain key employees or secure creative talent; disruptions to PSKY’s operations as a result of labor disputes; risks and costs associated with the integration of, and PSKY’s ability to integrate, the businesses of Paramount Global and Skydance Media, LLC successfully and to achieve anticipated synergies; litigation relating to the transactions contemplated by the transaction agreement entered into on July 7, 2024, between Paramount Global and Skydance Media, LLC, potentially resulting in substantial costs; volatility in the price of PSKY’s Class B common stock; the effect PSKY’s dual-class capital structure and the concentrated ownership may have on the price of its Class B common stock or business; risks related to a private sale of a controlling interest in PSKY, including that PSKY’s stockholders may not realize any change of control premium on shares of PSKY’s Class B common stock and that PSKY may become subject to the control of a presently unknown third party; risks associated with PSKY’s status as a “controlled company” under Nasdaq rules, including its exemption from certain corporate governance requirements; risks associated with the lack of voting rights of PSKY’s Class B common stock; risks that anti-takeover provisions in PSKY’s amended and restated certificate of incorporation (“Charter”) and amended and restated bylaws, and under Delaware law, could deter, delay, or prevent a change of control; risks that exclusive forum provisions in PSKY’s Charter could limit a stockholder’s choice of forum for certain claims and discourage lawsuits against PSKY’s directors and officers; risks that corporate opportunity provisions in PSKY’s Charter could permit certain persons to pursue competitive opportunities that might otherwise be available to PSKY; and risks associated with PSKY’s holding company structure, including its dependence on distributions from its subsidiaries to meet tax obligations and other cash requirements. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of PSKY and WBD can be found in PSKY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, including in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and PSKY’s subsequent filings with the SEC, and WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, including in the section captioned “Item 1A. Risk Factors,” and WBD’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, https://ir.paramount.com/sec-filings/paramount, ir.wbd.com or on request from PSKY or WBD. Neither PSKY nor WBD undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Paramount Skydance Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT SKYDANCE CORPORATION

By:	/s/ Stephanie Kyoko McKinnon
	Name:	Stephanie Kyoko McKinnon
	Title:	General Counsel and Secretary

Date: April 7, 2026